UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a–12

SILVER BULL RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On December 3, 2020, Silver Bull Resources, Inc. (the “Company”) began distribution of a letter (the “Letter”) from Timothy Barry, the Company’s President and Chief Executive Officer, to the Company’s shareholders regarding the upcoming special meeting of shareholders to be held on December 16, 2020. Below is a copy of the Letter.

Important Reminder. Please Vote Today.

December 3, 2020

Dear Fellow Shareholder,

This letter is being sent to you as a reminder that your vote is very important with respect to the special meeting of shareholders (the “Meeting”) of Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) to be held on December 16, 2020 at 10:00 a.m. (Vancouver Time) at the Company’s offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia.

You are being invited to vote on the following proposals: 1. To increase the number of authorized shares of Silver Bull common stock 2. To change the Company’s name to MaxMetals Corp.

VOTING REQUIREMENTS

The presence, in person or by proxy, of one-third of the shares of Silver Bull common stock outstanding as of the record date constitutes a quorum for the transaction of business at the Meeting. If this quorum requirement is met, both proposals require the affirmative vote of the holders of a majority of the outstanding shares of Silver Bull common stock.

Therefore, no matter how many shares you own, your vote is of great importance to us and it is crucial that your shares be represented at the Meeting. We therefore encourage you to vote your shares well in advance of the voting deadline.

The voting deadline is 11:59 p.m. (Eastern Time) on Tuesday, December 15, 2020.

AUTHORIZED SHARE INCREASE PROPOSAL

By increasing the number of authorized shares of Silver Bull common stock now, the Company will be able to act in a timely manner when the need to raise equity capital arises or when the Company’s board of directors believes it is in the best interests of the Company and shareholders to take action, without the delay and expense that would be required at that time to obtain shareholder approval to increase the authorized shares. Business purposes for which the Company could seek to raise additional capital include furthering the development of the Sierra Mojada project in Mexico and the Beskauga property (and other properties) located in Kazakhstan.

Virtually all junior exploration companies like Silver Bull remain as viable companies and conduct their mineral exploration activities by raising funds by issuing shares from time to time. In the absence of an affirmative vote to increase the number of authorized shares of Silver Bull common stock, the Company will have an insufficient number of authorized shares to raise funds to fund general corporate overhead or cover the costs associated with maintaining its interests in the Sierra Mojada project in Mexico or its potential mineral interests in Kazakhstan.

NAME CHANGE PROPOSAL

The Company’s board of directors believes that the proposed name change from Silver Bull Resources, Inc. to MaxMetals Corp. is appropriate to better describe the Company’s focus and anticipated exploration activities.

FAVOURABLE INDEPENDENT PROXY ADVISOR RECOMMENDATIONS

Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”) are independent, third party, proxy advisory firms who, among other services, provide proxy voting recommendations to pension funds, investment managers, mutal funds and other instutional shareholders. Both ISS and Glass Lewis have recommended that Silver Bull shareholders vote FOR both proposals.

In their recommendations to shareholders on voting FOR the increase in the number of authorized shares, both ISS and Glass Lewis agreed with the Company’s board of directors on the need for additional shares to enable the Company to raise additional capital for furthering the development of the Sierra Mojada project in Mexico and the Beskauga property in Kazakhstan. Glass Lewis further noted that “it would be in shareholders’ best interest to provide the board with flexibility to obtain additional capital – including through participation in private placement transactions – going forward”.

The board of directors of Silver Bull UNANIMOUSLY recommends that Silver Bull shareholders vote FOR both proposals.

MEETING MATERIALS

Additional information concerning the proposals can be found in the definitive proxy statement dated November 6, 2020. An electronic copy of the definitive proxy statement is available on the Company’s website at www.silverbullresources.com, on the Company’s EDGAR profile at www.sec.gov, and on its SEDAR profile at www.sedar.com.

HOW TO VOTE

Due to the essence of time, shareholders are encouraged to vote by Internet or telephone as set out below.

✓	By Internet: If you received a Notice of Internet Availability of Proxy Materials (the “Notice”), you can access the Company’s proxy materials and vote online at www.proxyvote.com. Further instructions to vote online are provided in the Notice.

✓	By Telephone: You may vote your shares by calling 1-800-690-6903. You will need to follow the instructions on your proxy card and the voice prompts.

SHAREHOLDER QUESTIONS

Silver Bull shareholders who require assistance with voting their shares can contact Silver Bull’s proxy solicitation agent, Laurel Hill Advisory Group at 1-877-452-7184 (1-416-304-0211 outside North America) or by e-mail at assistance@laurelhill.com

We look forward to receiving your support at the Meeting.

Sincerely,

Tim Barry

Chief Executive Officer, President and Director

IMPORTANT INFORMATION

This letter may be deemed to be solicitation material in connection with the proposals to be considered at the Meeting. In connection with the proposals, Silver Bull filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on November 6, 2020. Shareholders are urged to read the definitive proxy statement and all other relevant documents filed with the SEC because they contain important information about the proposals. An electronic copy of the definitive proxy statement is available on the Company’s website at www.silverbullresources.com, on the Company’s EDGAR profile at www.sec.gov, and on its SEDAR profile at www.sedar.com.

PARTICIPANTS IN THE SOLICITATION

Silver Bull and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Silver Bull shareholders in respect of the proposals to be considered at the Meeting. Information about the directors and executive officers of Silver Bull can be found in its Annual Report on Form 10-K for the year ended October 31, 2019 filed with the SEC on January 13, 2020, filings on Form 3, 4 and 5 filed with the SEC, and the Company’s definitive proxy statement for the Meeting filed with the SEC on November 6, 2020.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this letter are “forward-looking” within the meaning of applicable securities legislation. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “continue”, “plans” or similar terminology. Forward-looking statements include, but are not limited to, statements relating to the proposals to be considered at the upcoming special meeting of shareholders. Forward-looking statements are necessarily based upon the current belief, opinions and expectations of management that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive, political and social uncertainties and other contingencies. Many factors could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, among others, market prices, metal prices, availability of capital and financing, general economic, market or business conditions, as well as other risk factors set out under the heading “Risk Factors” in the Annual Report on Form 10-K for the year ended October 31, 2019, which is available on SEDAR at www.sedar.com. Investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.